CONSENT TO SUBLEASE

This Consent to Sublease is entered into as of the 6th day of January 1997, by and among, 80-02 LEASEHOLD COMPANY ("Owner") NEWSDAY, INC.("Tenant"), and MAJOR FLEET and LEASING CORP. ("Subtenant"), and is made with reference to the following

WHEREAS, owner and Tenant are parties to that certain lease dated July 25, 1929, an amended January 31, 1996 (the "Lease"), demising certain premises. in the building (the "building) located at 80-02 Kew Gardens Road, Kew Gardens, as more particularly described in the Lease (the "Demised Premises"); and

WHEREAS, Tenant has requested that Owner consent to the subleasing of a portion of the Demised Premises (the "Sublease Premises") to the Subtenant on the term contained in a certain Sublease by and between Tenant and Subtenant, dated January 8, 1997.

(The sublease);  "and

WHEREAS, Owner is willing to consent to the Sublease upon the express terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

1. Each of the recitals set forth above is incorporated herein by this reference.

2. Tenant hereby represents and warrants that it has delivered to owner a true, correct and complete copy of the sublease.

3. Owner hereby consents to the subleasing of the Sublease Premises to Subtenant upon the terms and conditions herein.

4. The consent by owner to such subleasing shall not operate as a waiver of any term, condition, or provision of the Lease nor Shall the same in any -manner be construed to modify any term, condition or provision or the Lease, and such consent shall not be deemed to be a consent to any subsequent assignment of the Lease or subsequent subleasing of the Demised Promises or any portion thereof, nor Shall such consent- be deemed to constitute the consent or approval of any specific terms or conditions contained in the sublease. I

5. Tenant and Subtenant expressly acknowledge and agree that any Work or alterations to the Sublease Premises Shall be performed In a good and workmanlike manner, in compliance with all applicable laws, without any expense to Owner, and in compliance with the terms and conditions relating thereto as set forth in the Lease.

6. The aforesaid consent by Owner shall not in any manner serve to release or discharge Tenant from any obligation,

i

I

liabilities, or duties under the terms of the Lease.

3.0. Under no circumstances shall owner be liable for any brokerage commission or other charge Or expense in connection with the Sublease, and Tenant hereby indemnifier. and agrees to hold Owner harmless from any claim or liability, wither meritorious or not, in connection with any such brokerage commission or charge.

IN WITNESS WHEREOF, the parties have executed this Consent to Sublease as of the day and year first written above.

8O-02 LEASEHOLD COMPANY,
         Owner


         By: /s/
NEWSDAY, INC., Tenant

7. The Sublease shall at all times remain subject and subordinate to the Lease, and Subtenant by executing this Consent to Sublease agrees that Subtenant shall km fully and completely bound by each and every term of both the Lease insofar as such terms are expressly incorporated in the Sublease. Any breach of the Lease, caused by the Subtenant, Shall entitled owner to avail itself of any remedy set forth in the Lease in the event of any such breach, as well as any other remedy available to owner at law or in equity as AX the breach had been caused by Tenant.

a. Subtenant, by execution of this Consent to Sublease, acknowledges that Subtenant has examined and is familiar with all Of the applicable terms, provisions, and conditions of the Lease.

9. Tenant and Subtenant agree that to the extent any terms, conditions, or provisions of the Sublease are contrary to the terms of the Lease, "the terms, conditions, and provisions of the Sublease are not binding on Owner.

-2-


Name: /s/ FRANK E. TONER
Frank E. Toner
Titles: Information
Systems & Engineering Services

MAJOR FLEET AND LEASING CORP.,
Subtenant


By: /s/ Doron Cohen
Doron Cohen, V.P.